UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2022

LEGACY HOUSING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38761	20-2897516
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Airport Freeway, #100, Bedford, Texas		76022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 799-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock ($0.001 par value)	LEGH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 1, 2022, Legacy Housing Corporation (the “Company”) received a letter (the “Nasdaq Letter”) from The Nasdaq Stock Market LLC ("Nasdaq") stating that because the Company has not yet filed its Annual Report on Form 10-K for the period ended December 31, 2021 (the "Form 10-K") with the Securities and Exchange Commission (the "SEC"), the Company is not in compliance with the continued listing requirements of Nasdaq Listing Rule 5250(c)(1).  Nasdaq Listing Rule 5250(c)(1), in pertinent part, requires the Company to timely file all required periodic reports with the SEC.  For more information regarding the delay in filing the Form 10-K, please see the Company's Current Report on Form 8-K filed on March 31, 2022.

Under the Nasdaq Listing Rules, the Company has until May 31, 2022 to submit to Nasdaq a plan to regain compliance.  If the Company is unable to file the Form 10-K prior to May 31, 2022, the Company intends to submit such a plan to Nasdaq on or before the deadline.  If Nasdaq accepts the Company's plan, it can grant an exception of up to 180 calendar days after the applicable due date for the filing of the Form 10-K, or until September 27, 2022, to regain compliance.  If Nasdaq does not accept the Company's plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

On April 6, 2022, the Company issued a press release announcing its receipt of the Nasdaq Letter.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements do not convey historical information, but relate to predicted or potential future events, that are based upon management's current expectations. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except for ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including the Company’s ability to complete its financial statements and assessment of internal controls over financial reporting and the ability of the independent registered public accounting firm, Weaver and Tidwell, LLP, to complete its audit procedures.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Financial Results Press Release issued by Legacy Housing Corporation on April 6, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY HOUSING CORPORATION

Date: April 6, 2022	By:	/s/ Curtis Hodgson
	Name:	Curtis Hodgson
	Title:	Executive Chairman of the Board